INVESCO GLOBAL HEALTH CARE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 2,134
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                          $    42
           Investor Class                                                                   $ 1,828
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.1229
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                          $0.2020
           Investor Class                                                                   $0.1229
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           18,521
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              634
           Class C                                                                            1,576
           Class Y                                                                              282
           Investor Class                                                                    15,513
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 36.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 29.89
           Class C                                                                          $ 29.92
           Class Y                                                                          $ 36.68
           Investor Class                                                                   $ 36.43

INVESCO DEVELOPING MARKETS FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $10,042
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                          $ 7,277
           Class R5                                                                         $ 6,238
           Class R6                                                                         $ 1,454
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2422
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                          $0.3237
           Class R5                                                                         $0.3712
           Class R6                                                                         $0.3922
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           42,558
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                            1,575
           Class C                                                                            5,599
           Class Y                                                                           28,849
           Class R5                                                                          19,087
           Class R6                                                                           3,683
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 35.10
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 34.10
           Class C                                                                          $ 34.06
           Class Y                                                                          $ 35.19
           Class R5                                                                         $ 35.13
           Class R6                                                                         $ 35.12

INVESCO ENDEAVOR FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $   375
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    15
           Class C                                                                          $    68
           Class R                                                                          $    78
           Class Y                                                                          $    86
           Class R5                                                                         $    66
           Class R6                                                                         $   315
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.0604
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.0405
           Class C                                                                          $0.0405
           Class R                                                                          $0.0537
           Class Y                                                                          $0.0672
           Class R5                                                                         $0.0700
           Class R6                                                                         $0.0725
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            7,287
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              342
           Class C                                                                            1,993
           Class R                                                                            1,390
           Class Y                                                                            3,053
           Class R5                                                                           1,272
           Class R6                                                                           3,856
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 19.63
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 18.36
           Class C                                                                          $ 18.37
           Class R                                                                          $ 19.28
           Class Y                                                                          $ 19.88
           Class R5                                                                         $ 20.21
           Class R6                                                                         $ 20.22

INVESCO SELECT COMPANIES FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 9,046
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    79
           Class C                                                                          $   979
           Class R                                                                          $   727
           Class Y                                                                          $ 3,505
           Class R5                                                                         $ 1,071
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2344
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.0918
           Class C                                                                          $0.0918
           Class R                                                                          $0.1862
           Class Y                                                                          $0.2828
           Class R5                                                                         $0.2993
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           36,414
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              615
           Class C                                                                            8,416
           Class R                                                                            3,485
           Class Y                                                                           12,310
           Class R5                                                                           3,086
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 21.75
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 20.41
           Class C                                                                          $ 20.39
           Class R                                                                          $ 21.35
           Class Y                                                                          $ 21.86
           Class R5                                                                         $ 22.39

INVESCO CHINA FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $   544
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                          $    39
           Class R5                                                                         $     8
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.1184
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                          $0.1667
           Class R5                                                                         $0.2155
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            4,334
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              448
           Class C                                                                            1,448
           Class Y                                                                              220
           Class R5                                                                              28
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 18.99
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 18.50
           Class C                                                                          $ 18.47
           Class Y                                                                          $ 19.02
           Class R5                                                                         $ 19.01

INVESCO INTERNATIONAL TOTAL RETURN FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $   203
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $     6
           Class C                                                                          $    11
           Class Y                                                                          $     7
           Class R5                                                                         $     1
           Class R6                                                                         $    37
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.0580
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.0164
           Class C                                                                          $0.0163
           Class Y                                                                          $0.0719
           Class R5                                                                         $0.0719
           Class R6                                                                         $0.0719
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            3,346
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              333
           Class C                                                                              586
           Class Y                                                                               93
           Class R5                                                                              18
           Class R6                                                                             644
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 10.97
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 10.96
           Class C                                                                          $ 10.95
           Class Y                                                                          $ 10.97
           Class R5                                                                         $ 10.97
           Class R6                                                                         $ 10.97

INVESCO BALANCED-RISK ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 85,275
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    624
           Class C                                                                          $ 38,451
           Class R                                                                          $    361
           Class Y                                                                          $ 97,692
           Class R5                                                                         $  4,029
           Class R6                                                                         $ 13,606
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $ 0.2896
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $ 0.2391
           Class C                                                                          $ 0.2391
           Class R                                                                          $ 0.2728
           Class Y                                                                          $ 0.3077
           Class R5                                                                         $ 0.3118
           Class R6                                                                         $ 0.3140
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           374,833
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                             2,854
           Class C                                                                           214,164
           Class R                                                                             2,087
           Class Y                                                                           421,533
           Class R5                                                                           17,064
           Class R6                                                                           38,010
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $  12.85
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $  12.56
           Class C                                                                          $  12.56
           Class R                                                                          $  12.74
           Class Y                                                                          $  12.95
           Class R5                                                                         $  12.95
           Class R6                                                                         $  12.95

INVESCO PACIFIC GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $   247
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class R                                                                               $0
           Class Y                                                                          $    29
           Class R5                                                                              $0
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.0678
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class R                                                                          $0.0267
           Class Y                                                                          $0.1192
           Class R5                                                                         $0.1581
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            3,521
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                               53
           Class C                                                                              232
           Class R                                                                               12
           Class Y                                                                              136
           Class R5                                                                               1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 23.61
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 22.26
           Class C                                                                          $ 22.30
           Class R                                                                          $ 23.48
           Class Y                                                                          $ 23.95
           Class R5                                                                         $ 23.95

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $   396
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    16
           Class C                                                                          $    81
           Class R                                                                          $    16
           Class Y                                                                          $    61
           Class R5                                                                         $    11
           Class R6                                                                         $   719
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2197
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.1818
           Class C                                                                          $0.1818
           Class R                                                                          $0.2071
           Class Y                                                                          $0.2321
           Class R5                                                                         $0.2321
           Class R6                                                                         $0.2321
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            1,954
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                               79
           Class C                                                                              476
           Class R                                                                               85
           Class Y                                                                              307
           Class R5                                                                              50
           Class R6                                                                           3,201
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 10.23
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 10.22
           Class C                                                                          $ 10.23
           Class R                                                                          $ 10.23
           Class Y                                                                          $ 10.23
           Class R5                                                                         $ 10.22
           Class R6                                                                         $ 10.22

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         41

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 2,014
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    51
           Class C                                                                          $   128
           Class R                                                                          $     8
           Class Y                                                                          $ 5,268
           Class R5                                                                         $ 4,973
           Class R6                                                                         $ 2,065
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2100
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.1660
           Class C                                                                          $0.1660
           Class R                                                                          $0.1953
           Class Y                                                                          $0.2219
           Class R5                                                                         $0.2219
           Class R6                                                                         $0.2219
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            9,122
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              212
           Class C                                                                              682
           Class R                                                                               56
           Class Y                                                                           29,569
           Class R5                                                                          24,975
           Class R6                                                                          11,230
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $  9.21
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $  9.09
           Class C                                                                          $  9.08
           Class R                                                                          $  9.19
           Class Y                                                                          $  9.28
           Class R5                                                                         $  9.27
           Class R6                                                                         $  9.28

INVESCO EMERGING MARKETS EQUITY FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         42

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $   110
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                          $     5
           Class R                                                                          $     1
           Class Y                                                                          $     4
           Class R5                                                                         $     1
           Class R6                                                                         $    96
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.0814
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                          $0.0305
           Class R                                                                          $0.0647
           Class Y                                                                          $0.0988
           Class R5                                                                         $0.0988
           Class R6                                                                          0.0988
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            1,680
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class C                                                                              219
           Class R                                                                               46
           Class Y                                                                               47
           Class R5                                                                              16
           Class R6                                                                             932
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $  7.63
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                          $  7.59
           Class R                                                                          $  7.61
           Class Y                                                                          $  7.62
           Class R5                                                                         $  7.62
           Class R6                                                                         $  7.63

INVESCO PREMIUM INCOME FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-05426
SERIES NO.:         43

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 1,338
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                          $   353
           Class R                                                                          $     2
           Class Y                                                                          $   258
           Class R5                                                                         $    28
           Class R6                                                                         $ 3,902
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2837
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                          $0.2432
           Class R                                                                          $0.2702
           Class Y                                                                          $0.2972
           Class R5                                                                         $0.2972
           Class R6                                                                         $0.2972
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            6,396
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class C                                                                            2,035
           Class R                                                                               11
           Class Y                                                                            1,327
           Class R5                                                                             100
           Class R6                                                                          13,843
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 10.90
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                          $ 10.89
           Class R                                                                          $ 10.90
           Class Y                                                                          $ 10.91
           Class R5                                                                         $ 10.91
           Class R6                                                                         $ 10.91